Exhibit 10.23

SECOND AMENDMENT TO THE CREDIT AGREEMENT

SECOND AMENDMENT, dated as of December 10, 2003 (this “Amendment”), to the Credit Agreement, dated as of April 3, 2001 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among CITADEL BROADCASTING COMPANY,  a Nevada corporation (the “Company”), CITADEL COMMUNICATIONS CORP. (“Intermediate Holdings”), a Nevada corporation, and CITADEL BROADCASTING CORPORATION (formerly known as FLCC HOLDINGS, INC.), a Delaware corporation (“HoldCo”), the several lenders from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), FLEET NATIONAL BANK, as Documentation Agent (in such capacity, the “Documentation Agent”), and the financial institutions named therein as syndication agents for the Lenders (in such capacity, collectively, the “Syndication Agents”; each, individually, a “Syndication Agent”).

WITNESSETH:

WHEREAS, the Company, Intermediate Holdings, HoldCo, the Lenders, the Administrative Agent and the Syndication Agents are parties to the Credit Agreement;

WHEREAS, the Company has requested that the Lenders amend the Credit Agreement as set forth herein;

WHEREAS, the Lenders, the Administrative Agent and the Syndication Agents are willing to agree to such amendment to the Credit Agreement, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, Intermediate Holdings, HoldCo, the Lenders, the Administrative Agent and the Syndication Agents hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

2.             Amendment to Section 1.1 (Defined Terms).  Section 1.1 of the Credit Agreement is hereby amended by deleting from paragraph (a) of the definition of “Applicable Margin” the pricing columns and substituting therefor the following:

	ABR Loan	Eurodollar Loan

Level 1	1.50%	2.50%
Level 2	1.25%	2.25%
Level 3	1.00%	2.00%
Level 4.75%		1.75%
Level 5.50%		1.50%
Level 6.25%		1.25%
Level 7.0%		1.00%

3.             Amendment to Section 8.9 (Commitment Fees).  Section 8.9(a) of the Credit Agreement is hereby amended by deleting the pricing columns and substituting therefor the following:

Eurodollar Applicable Margin for Revolving Credit Loans	Commitment Fee

2.50%	.375%
2.25%	.375%
2.00%	.375%
1.75%	.375%
1.50%	.250%
1.25%	.250%
1.00%	.250%

4.             Amendment to Section 12.1 (Financial Statements).  Section 12.1 of the Credit Agreement is hereby amended by deleting the phrase “Intermediate Holding” each time it appears therein and substituting therefor the phrase “HoldCo” each such time.

5.             Amendment to Section 12.2 (Certificates; Other Information).  Section 12.2 of the Credit Agreement is hereby amended by:

(i)  deleting the phrase “Intermediate Holding” each time it appears in clause (iv) of paragraph (b) and substituting therefor the phrase “HoldCo” each such time;

(ii)  deleting the phrase “of Intermediate Holding” from clause (v) of paragraph (b);

(iii)  adding the phrase “HoldCo,” immediately before the phrase “Intermediate Holding” in paragraph (c);

(iv)  deleting the phrase “Intermediate Holding” from paragraph (e) and substituting therefor the phrase “HoldCo”; and

(v) (a)  deleting the word “and” from the end of paragraph (e), (b) re-lettering paragraph (f) as paragraph (g) and (c) adding the following new paragraph (f) after paragraph (e):

(f)  concurrently with the delivery of the financial statements referred to in subsections 12.1(a) and (b), an unaudited reconciliation prepared by the chief financial officer of the Company in a form reasonably satisfactory to the Administrative Agent setting forth the financial results of Intermediate Holdings, the Company and their respective Subsidiaries based on such financial statements; and

6.             Amendment to Section 13.6(f)(ii) (Prohibition on Sale of Assets).  Section 13.6(f)(ii) of the Credit Agreement is hereby amended by (a) deleting the amount “$5,000,000” and substituting therefor the amount “$15,000,000” and (b) deleting the amount “$20,000,000” and substituting therefor the amount “$50,000,000”.

7.             Amendment to Schedule 10.12(a) (Domestic Subsidiaries).  Schedule 10.12(a) to the Credit Agreement is hereby amended by replacing such schedule in its entirety with a new Schedule 10.12(a) in the form attached to this Amendment as Annex A.

8.             Replacement Lenders.  (a) On the Effective Date (as defined below), the existing Revolving Credit Commitments of Lenders which do not consent to this Amendment will be terminated, all amounts owed to such Lenders under the Revolving Credit Commitments and accrued through the Effective Date will be paid and the Revolving Credit Commitments of such Lenders will be replaced with new Revolving Credit Commitments (“Replacement Revolving Credit Commitments”) made to the Company on the Effective Date in an equal aggregate principal amount by lenders reasonably satisfactory to the Company and the Administrative Agent (such lenders, the “Replacement Revolving Credit Lenders”).  Each Replacement Revolving Credit Lender agrees to make a Replacement Revolving Credit Commitment to the Company on the Effective Date in an amount agreed to by the Company, the Administrative Agent and such Replacement Revolving Credit Lender.  From and after the Effective Date (i) the Replacement Revolving Credit Commitments will be deemed to be Revolving Credit Commitments under the Credit Documents having the terms set forth in the Credit Documents for Revolving Credit Commitments and (ii) the Replacement Revolving Credit Lenders will be deemed to be Revolving Credit Lenders under the Credit Documents having the rights and obligations of Revolving Credit Lenders under the Credit Agreement.  On the Effective Date the Replacement Revolving Credit Lenders will make Revolving Credit Loans to the Company in amounts directed by the Administrative Agent and acquire participating interests in Letters of Credit, in each case to the extent necessary so that Extensions of Credit under the Revolving Credit Commitments are made and held ratably by the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments.

(b)  On the Effective Date, the existing Tranche A Term Loans under the Credit Agreement and accrued interest thereon (through the Effective Date) of Lenders which do not consent to this Amendment will be repaid in full by the Company and replaced with new Tranche A Term Loans (“Replacement Tranche A Term Loans”) made to the Company on the Effective Date in an equal aggregate principal amount by lenders reasonably satisfactory to the Company and the Administrative Agent (such lenders, the “Replacement Tranche A Term Lenders”; together with the Replacement Revolving Credit Lenders, the “Replacement Lenders”).  Each Replacement Tranche A Term Lender agrees to make a Replacement Tranche A Term Loan to the Company on the Effective Date in an amount agreed to by the Company, the Administrative Agent and such Replacement Tranche A Term Lender.  From and after the Effective Date (i) the Replacement Tranche A Term Loans will be deemed to be Tranche A Term Loans under the Credit Documents having the terms set forth in the Credit Documents for Tranche A Term Loans and (ii) the Replacement Tranche A Term Lenders will be deemed to be

Tranche A Term Lenders under the Credit Documents having the rights and obligations of Tranche A Lenders under the Credit Agreement.

(c)     Subsection 8.6(c) is hereby waived to the extent necessary to permit the refinancing described in this Section 8.  As used herein, “Continuing Lenders” means existing Lenders which consent to this Amendment.

9.             Representations and Warranties.  The Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 10 of the Credit Agreement.  The Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

10.           Effectiveness.  This Amendment shall become effective on the date (the “Effective Date”) on which (a) the Administrative Agent notifies the Company that it has received counterparts of this Amendment duly executed by the Company, Intermediate Holdings, HoldCo, each Continuing Lender and each Replacement Lender and (b) the Administrative Agent shall have received all fees required to be paid to the Administrative Agent, the Continuing Lenders and the Replacement Lender on or prior to the Effective Date in connection with this Amendment.  For avoidance of doubt, the pricing reductions described in Sections 2 and 3 of this Amendment will be effective on the Effective Date.

11.           Continuing Effect of the Credit Agreement.  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders, the Administrative Agent or the Syndication Agents.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

12.           Counterparts.  This Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

13.           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CITADEL BROADCASTING COMPANY

By:	/s/	Randy L. Taylor
Name:		RANDY L. TAYLOR
Title:		V.P. FINANCE

CITADEL COMMUNICATIONS CORPORATION

By:	/s/	Randy L. Taylor
Name:		RANDY L. TAYLOR
Title:		V.P. FINANCE

CITADEL BROADCASTING CORPORATION

By:	/s/	Randy L. Taylor
Name:		RANDY L. TAYLOR
Title:		V.P. FINANCE

JPMORGAN CHASE BANK as Administrative Agent and as a Bank

By:	/s/	Tracey Navin Ewing
Name:		TRACEY NAVIN EWING
Title:		VICE PRESIDENT

FLEET NATIONAL BANK, as Documentation Agent and as a Lender

By:	/s/	Kay H. Campbell
Name:		Kay H. Campbell
Title:		Director

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

JPMorgan Chase Bank
[LENDER]

By:	/s/	Tracey Navin Ewing
Name:		Tracey Navin Ewing
Title:		Vice President

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

NATIONAL CITY BANK
[LENDER]

By:	/s/	Elizabeth A. Brosky
Name:		ELIZABETH A. BROSKY
Title:		VICE PRESIDENT

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

U.S. Bank National Association
[LENDER]

By:	/s/	Jaycee A. Earll.
Name:		Jaycee A. Earll
Title:		Vice President

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEEN BANK
B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	/s/	Douglas W. Zylstra
Name:		Douglas W. Zylstra
Title:		Senior Vice President

By:	/s/	Brett Delfino
Name:		Brett Delfino
Title:		Executive Director

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

THE BANK OF NEW YORK
[LENDER]

By:	/s/	John C. Lambert
Name:		JOHN C. LAMBERT
Title:		SENIOR VICE PRESIDENT

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

BNP PARIBAS
[LENDER]

By:	/s/	Stephanie Rogers
Name:		Stephanie Rogers
Title:		Vice President

/s/ Ola Anderssen
OLA ANDERSSEN
DIRECTOR

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

WACHOVIA BANK, NATIONAL ASSOCIATION
f/k/a FIRST UNION NATIONAL BANK
[LENDER]

By:	/s/	Bruce W. Loftin
Name:		Bruce W. Loftin
Title:		Managing Director

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

THE BANK OF NOVA SCOTIA

By:	/s/	Ian Hodgart
Name:		Ian Hodgart
Title:		Authorized Signatory

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

CREDIT AGRICOLE INDOSUEZ
[LENDER]

By:	/s/	Laurence F. Grant	/s/	Phillip J.Salter
Name:		Laurence F. Grant		Phillip J.Salter
Title:		Vice President Senior Relationship Manager		Vice President Sr. Relationship Manager

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

Sun Trust Bank
[LENDER]

By:	/s/	Brian Combs
Name:		Brian Combs
Title:		Vice President

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003 SENIOR DEBT PORTFOLIO

By:	Boston Management and Research as Investment Advisor
[LENDER]

By:	/s/	[ILLEGIBLE]
Name:
Title:

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

[ILLEGIBLE]
[LENDER]

By:	/s/	[ILLEGIBLE]
Name:
Title:

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

OXFORD STRATEGIC INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[LENDER]

By:	/s/	[ILLEGIBLE]
Name:
Title:

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

COSTANTINUS EATON VANCE CDO V, LTD BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[LENDER]

By:	/s/	[ILLEGIBLE]
Name:
Title:

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

GRAYSON & CO BY: BOSTON MANAGEMENT AND RESEARCH INVESTMENT ADVISOR
[LENDER]

By:	/s/	[ILLEGIBLE]
Name:
Title:

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

BIG SKY SENIOR LOAN FUND, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[LENDER]

By:	/s/	[ILLEGIBLE]
Name:
Title:

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

EATON VANCE VT FLOATING-RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
[LENDER]

By:	/s/	[ILLEGIBLE]
Name:
Title:

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

JPMorgan Chase Bank
[LENDER]

By:	/s/	Tracey Navin Ewing
Name:		Tracey Navin Ewing
Title:		Vice President

The Lender signing above is a Replacement Revovling Credit Lender with a Replacement Revolving Credit Commitment of $2,512,998.94.  By signing above, such Lender will be a Revolving Credit Lender under the Credit Agreement in accordance with Section 8 of the Second Amendment dated as of December 10, 2003 to the Credit Agreement.

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

Fleet National Bank
[LENDER]

By:	/s/	Kay H. Campbell
Name:		Kay H. Campbell
Title:		Director

The Lender signing above is a Replacement Revovling Credit Lender with a Replacement Revolving Credit Commitment of $8,804,021.30.  By signing above, such Lender will be a Revolving Credit Lender under the Credit Agreement in accordance with Section 8 of the Second Amendment dated as of December 10, 2003 to the Credit Agreement.

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

Sun Trust Bank
[LENDER]

By:	/s/	Brian Combs
Name:		Brian Combs
Title:		Vice President

The Lender signing above is a Replacement Revovling Credit Lender with a Replacement Revolving Credit Commitment of $11,702,642.56.  By signing above, such Lender will be a Revolving Credit Lender under the Credit Agreement in accordance with Section 8 of the Second Amendment dated as of December 10, 2003 to the Credit Agreement.

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

THE BANK OF NEW YORK
[LENDER]

By:	/s/	John C. Lambert
Name:		JOHN C. LAMBERT
Title:		SENIOR VICE PRESIDENT

The Lender signing above is a Replacement Revovling Credit Lender with a Replacement Revolving Credit Commitment of $5,153,705.34.  By signing above, such Lender will be a Revolving Credit Lender under the Credit Agreement in accordance with Section 8 of the Second Amendment dated as of December 10, 2003 to the Credit Agreement.

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

BNP PARIBAS
[LENDER]

By:	/s/	Stephanie Rogers
Name:		Stephanie Rogers
Title:		Vice President

The Lender signing above is a Replacement Revovling Credit Lender with a Replacement Revolving Credit Commitment of $8,546,606.43.  By signing above, such Lender will be a Revolving Credit Lender under the Credit Agreement in accordance with Section 8 of the Second Amendment dated as of December 10, 2003 to the Credit Agreement.

/s/ Ola Anderssen
OLA ANDERSSEN DIRECTOR

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

Deutsche Bank Trust Company Americas
[LENDER]

By:	/s/	Gregory Shefrin
Name:		Gregory Shefrin
Title:		Director

The Lender signing above is a Replacement Revovling Credit Lender with a Replacement Revolving Credit Commitment of $7,195,818.26.  By signing above, such Lender will be a Revolving Credit Lender under the Credit Agreement in accordance with Section 8 of the Second Amendment dated as of December 10, 2003 to the Credit Agreement.

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

CREDIT SUISSE FIRST BOSTON acting through its Cayman Islands Branch
[LENDER]

By:	/s/	Bill O’Daly	/s/	Cassandra Droogan
Name:		BILL O’DALY		CASSANDRA DROOGAN
Title:		DIRECTOR		ASSOCIATE

The Lender signing above is a Replacement Revovling Credit Lender with a Replacement Revolving Credit Commitment of $7,195,818.26.  By signing above, such Lender will be a Revolving Credit Lender under the Credit Agreement in accordance with Section 8 of the Second Amendment dated as of December 10, 2003 to the Credit Agreement.

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

JPMorgan Chase Bank
[LENDER]

By:	/s/	Tracey Navin Ewing
Name:		Tracey Navin Ewing
Title:		Vice President

The Lender signing above is a Replacement Tranche A Term Lender with a Replacement Tranche A Term Loan of $928,982.53.  By signing above, such Lender will be a Tranche A Term Lender under the Credit Agreement in accordance with Section 8 of the Second Amendment dated as of December 10, 2003 to the Credit Agreement.

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

Fleet National Bank
[LENDER]

By:	/s/	Kay H. Campbell
Name:		Kay H. Campbell
Title:		Director

The Lender signing above is a Replacement Tranche A Term Lender with a Replacement Tranche A Term Loan of $3,255,237.96.  By signing above, such Lender will be a Tranche A Term Lender under the Credit Agreement in accordance with Section 8 of the Second Amendment dated as of December 10, 2003 to the Credit Agreement.

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

Sun Trust Bank
[LENDER]

By:	/s/	Brian Combs
Name:		Brian Combs
Title:		Vice President

The Lender signing above is a Replacement Tranche A Term Lender with a Replacement Tranche A Term Loan of $4,326,987.07.  By signing above, such Lender will be a Tranche A Term Lender under the Credit Agreement in accordance with Section 8 of the Second Amendment dated as of December 10, 2003 to the Credit Agreement.

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

THE BANK OF NEW YORK
[LENDER]

By:	/s/	John C. Lambert
Name:		JOHN C. LAMBERT
Title:		SENIOR VICE PRESIDENT

The Lender signing above is a Replacement Tranche A Term Lender with a Replacement Tranche A Term Loan of $1,905,553.92.  By signing above, such Lender will be a Tranche A Term Lender under the Credit Agreement in accordance with Section 8 of the Second Amendment dated as of December 10, 2003 to the Credit Agreement.

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

BNP PARIBAS
[LENDER]

By:	/s/	Stephanie Rogers
Name:		Stephanie Rogers
Title:		Vice President

The Lender signing above is a Replacement Tranche A Term Lender with a Replacement Tranche A Term Loan of $3,160,060.24.  By signing above, such Lender will be a Tranche A Term Lender under the Credit Agreement in accordance with Section 8 of the Second Amendment dated as of December 10, 2003 to the Credit Agreement.

/s/ Ola Anderssen
OLA ANDERSSEN DIRECTOR

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

Deutsche Bank Trust Company Americas
[LENDER]

By:	/s/	Gregory Shefrin
Name:		Gregory Shefrin
Title:		Director

The Lender signing above is a Replacement Tranche A Term Lender with a Replacement Tranche A Term Loan of $2,660,613.82.  By signing above, such Lender will be a Tranche A Term Lender under the Credit Agreement in accordance with Section 8 of the Second Amendment dated as of December 10, 2003 to the Credit Agreement.

CITADEL BROADCASTING COMPANY SECOND AMENDMENT DATED AS OF DECEMBER 10, 2003

CREDIT SUISSE FIRST BOSTON acting through its Cayman Islands Branch
[LENDER]

By:	/s/	Bill O’Daly	/s/	Cassandra Droogan
Name:		BILL O’DALY		CASSANDRA DROOGAN
Title:		DIRECTOR		ASSOCIATE

The Lender signing above is a Replacement Tranche A Term Lender with a Replacement Tranche A Term Loan of $2,660,613.82.  By signing above, such Lender will be a Tranche A Term Lender under the Credit Agreement in accordance with Section 8 of the Second Amendment dated as of December 10, 2003 to the Credit Agreement.

Annex A

Schedule 10.12(a)

Domestic Subsidiaries

1.             Aviation I, LLC

2.             Livingston County Broadcasters, Inc.